SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES OF THE LISTED FUNDS

DWS Bond VIP DWS Core Fixed Income Fund DWS Enhanced Global Bond Fund DWS Global Income Builder Fund DWS Global Income Builder VIP

The following information is added to the “PRINCIPAL INVESTMENT STRATEGY” section within the summary prospectus of each fund:

The fund may also invest in affiliated mutual funds. The fund may invest up to 5% of net assets in shares of the following funds: DWS Enhanced Emerging Markets Fixed Income Fund, which invests primarily in high yield emerging market bonds; DWS Floating Rate Fund, which invests primarily in senior loans; and, DWS High Income Fund, which invests primarily in high yield bonds.

The following information is added to the “MAIN RISKS” section within the summary prospectus of each fund:

Senior loans risk. Senior loans may not be rated by a rating agency, registered with the Securities and Exchange Commission or any state securities commission or listed on any national securities exchange. Therefore, there may be less publicly available information about them than for registered or exchange‐listed securities. Also, because portfolio management relies mainly on its own evaluation of the creditworthiness of borrowers, the fund is particularly dependent on portfolio management’s analytical abilities. Senior loans involve other risks, including conflict of interest risk, credit risk, interest rate risk, liquidity risk, and prepayment and extension risk.

The following information is added to the “MAIN RISKS” section within the summary prospectus of DWS Core Fixed Income Fund only:

Emerging markets risk. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.

Please Retain This Supplement for Future Reference

July 14, 2014
PROSTKR-406